SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2003

SWS GROUP, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	No. 0-19483	No. 75-2040825
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	Identification No.)

1201 ELM STREET, SUITE 3500

DALLAS, TEXAS 75270

(Address, including zip code, of principal executive office)

Registrants’ telephone number, including area code: 214-859-1800

Not applicable

(Registrant’s former name or address, if changed since last report)

Item 9. Regulation FD Disclosure and Item 12. Results of Operation and Financial Condition.

The information under this caption is furnished by the company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

On April 22, 2003, the registrant issued a press release and disclosed, among other information, that the registrant expects to report a loss of approximately 4 cents per share for the quarter ended March 28, 2003.

Item 7. EXHIBITS.

(c) Exhibits.

Exhibit 99.1 SWS Group, Inc. Press Release issued April 22, 2003.

All of the information in this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC. Date: April 23, 2003

By:	/s/ KENNETH R. HANKS
Kenneth R. Hanks
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	SWS Group, Inc. Press Release issued April 22, 2003

4